[Transphorm letterhead]

December 20, 2023

[Name and address of Warrant Holder]

Re: Reprice and Reload Offer of Common Stock Purchase Warrants

To Whom It May Concern:

Transphorm, Inc. (the “Company”) is pleased to offer to you the opportunity to receive new warrants to purchase shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), in consideration for the exercise of the Common Stock purchase warrants (the “Existing Warrants”) currently held by you (the “Holder”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Existing Warrants.

In consideration for cash exercising all of the Existing Warrants set forth on your signature page attached hereto on or before 5:00 p.m. (New York City time) on December 21, 2023 (the “Warrant Exercise”), the Company hereby offers you a reduction of the exercise price of such Existing Warrants to $2.80 per share and the issuance of New Warrants (as defined and described below). As such, upon accepting this offer, the definition of “Exercise Price” in Section 1(a) of the Existing Warrants that are part of the Warrant Exercise is hereby amended and restated to state “at a purchase price of $2.80 per share (the “Exercise Price”).” For the avoidance of doubt, if you do not exercise your Existing Warrants in full, any Existing Warrants that remain outstanding will not be amended to reduce the exercise price.

In addition, the Company hereby offers to issue you or your designees a new Common Stock Purchase Warrant (the “New Warrant”) to purchase up to a number of shares of Common Stock equal to 100% of the number of shares of Common Stock issued pursuant to each Warrant Exercise that occurs from and after the date hereof and prior to 5:00 p.m. (New York city time) on December 21, 2023, which New Warrant shall be substantially in the form set forth on Annex B hereto (the “New Warrant”). The New Warrant will be immediately exercisable, expire on December 21, 2026, and have an exercise price equal to $3.80 per share. The New Warrant will be delivered within two Business Days (as defined in Annex A attached hereto) following each Warrant Exercise pursuant to this letter agreement.

The Holder may accept this offer by signing this letter below, with such acceptance constituting the Holder’s exercise of the number of Existing Warrants as set forth on the Holder's signature page attached hereto for an aggregate exercise price as set forth on the Holder’s signature page hereto (the “Aggregate Exercise Price”) on or before 5:00 p.m. (New York City time) on December 21, 2023.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex A attached hereto.

Holder represents and warrants that, as of the date hereof it is, and on each date on which it exercises any portion of the New Warrants it will be, an “accredited investor” as defined in Rule 501 of the Securities Act, and agrees that the New Warrants will contain restrictive legends when issued, and neither the New Warrants nor the shares of Common Stock issuable upon exercise of the New Warrants will be registered under the Securities Act, except as provided in Annex A attached hereto.

Holder further represents, warrants and agrees, for the benefit of the Company and the Company Releasees (as defined below) that:

1.Holder has reviewed the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023, and all subsequent public filings of the Company with the Securities and Exchange Commission, other publicly available information regarding the Company, and such other information that it and its advisers deem necessary and sufficient to make its decision to accept this offer.

2.Holder has been advised by the Company and its representatives that employees of the Company have in their possession non-public information (the “Non-Public Information”) that may be material (as such term is used in Sections 11 and 12 of the Securities Act of 1933, as amended (the “Securities Act”), and in Rule 10b-5 of the Securities Exchange Act of 1934, as amended (the “Exchange

Act”)) relating to the Company and the Common Stock as of the date hereof, including, without limitation, information concerning the Company’s previously-announced strategic review of opportunities to enhance stockholder value, the Company’s possible business and financial results for the quarter ending December 31, 2023, and the Company’s expectations and plans for future periods. Such Non-Public Information, when it is eventually disclosed publicly, may cause the market price of the Common Stock to increase or decrease substantially. Holder understands, based on its experience, the disadvantage to which Holder is subject due to the disparity of information between the Company and Holder. Notwithstanding this, Holder desires to accept this offer and consummate the transactions contemplated hereby.

3.Holder (a) has had the opportunity to conduct its own due diligence in connection with the transactions contemplated hereby, (b) has relied exclusively on its own due diligence and sources of information, (c) by reason of its, or its management’s, business, financial or investment experience, has the capacity to evaluate the risks (including those related to the existence of the Non-Public Information) involved in the transactions contemplated hereby and to protect its own interests in connection with the transactions contemplated hereby, and (d) disclaims reliance on any representations by the Company, particularly with respect to the Non-Public Information.

4.The Company (a) is not and shall not be construed as a fiduciary for Holder in connection with this offer and the transactions contemplated hereby, (b) has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with this offer and the transactions contemplated hereby, and (c) will have no responsibility with respect to any representations, warranties or agreements made by any other person or entity.

Holder hereby releases the Company, its current and future affiliates (including all persons who control the Company within the meaning of the Securities Act), its officers, directors, employees, agents, attorneys, advisors and representatives and each of their respective successors and assigns (such affiliates, officers, directors, employees, agents, attorneys, advisors and representatives and their successors and assigns being collectively referred to as the “Company Releasees”) from and against (i) any legal, equitable or other claim of Holder that may arise under the Securities Act, the Exchange Act, the rules and regulations thereunder, any other applicable law, rule or regulation or in general under any theory of liability or relief in connection with the transactions contemplated hereby (collectively, “Investor Claims”) and (ii) any losses, damages, injuries, declines in value, lost opportunities, liabilities, fees, charges, costs or expenses of any nature (collectively, “Damages”) that Holder may suffer in connection with the transactions contemplated hereby, in each case in connection with the existence of such Non-Public Information and the possible public disclosure and the possible public disclosure of the Non-Public Information after the transactions contemplated hereby.

Holder hereby agrees that it will not, and it will not permit any of its affiliates, officers, partners, employees, agents, attorneys, advisors or representatives to, initiate any legal, equitable or other proceeding based on any Investor Claims or seeking Damages or any equitable or other relief (including to rescind the transactions contemplated hereby or a determination or order that the release provided for in this letter agreement is not enforceable against Holder in whole or in part) in any court or other tribunal or before any regulator or other adjudicating body, in each case against the Company or any of the Company Releasees in connection with the existence of the Non-Public Information and the possible public disclosure of the Non-Public Information after the transactions contemplated hereby.

If this offer is accepted and this letter agreement is executed and delivered to the Company on or before 5:00 p.m. (New York City time) on December 21, 2023, the Company shall file a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including this letter agreement as an exhibit thereto, within the time required by the Exchange Act. From and after the filing of the Form 8-K, the Company represents to the Holder that it shall have publicly disclosed all material, non-public information delivered to the Holder by the Company or any of its officers, directors, employees or agents in connection with this offer and the transactions contemplated hereby.

The Company represents, warrants and covenants that, upon acceptance of this offer, all of the shares of Common Stock underlying the Existing Warrants (the “Existing Warrant Shares”) being exercised shall be issued to the Holder within two (2) Trading Days (as defined below) of the date the Company receives the Aggregate Exercise Price. Except as set forth herein, the terms of the Existing Warrants, including but not limited to the obligations to deliver the Existing Warrant Shares, shall remain in effect as if the acceptance of this offer was a formal exercise notice under the Existing Warrants. “Trading Day” means a day on which the principal Trading Market (as defined below) is open for trading. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, (or any successors to any of the foregoing).

The Company acknowledges and agrees that the obligations of the Holder under this letter agreement are several and not joint with the obligations of any other holder of Common Stock purchase warrants of the Company (each, an “Other Holder”) under any other agreement related to the exercise of such warrants (“Other Warrant Exercise Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Warrant Exercise Agreement. Nothing contained in this letter agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Warrant Exercise Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof until ninety (90) days after the date hereof, that none of the terms offered to any Other Holder with respect to any Other Warrant Exercise Agreement (or any amendment, modification or waiver thereof), is or will be more favorable to such Other Holder than those of the Holder and this letter agreement. The provisions of this paragraph shall apply similarly and equally to each Other Warrant Exercise Agreement.

Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Existing Warrant Shares. This letter agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

***************

To accept this offer, Holder must counter execute this letter agreement and return the fully executed letter agreement to the Company at e-mail: cmcaulay@transphormusa.com, attention: Cameron McAulay, on or before 5:00 p.m. (New York City time) on December 21, 2023.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

TRANSPHORM, INC.

By: _______________________
Name: Cameron McAulay
Title: Chief Financial Officer

ACCEPTED AND AGREED TO:
Name of Holder: ________________________________________________________
Signature of Authorized Signatory of Holder: _________________________________
Name of Authorized Signatory: _______________________________________________
Title of Authorized Signatory: ________________________________________________
Existing Warrant Shares: _____________________

Number of Existing Warrants being exercised contemporaneously with signing this letter: _____________

Aggregate Exercise Price of the Existing Warrants being exercised contemporaneously with signing this letter: $___________________

Address for Delivery of New Warrant:

__________________________________________________

__________________________________________________

Annex A – Representations and Warranties

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:
(a)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby will be duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
(b)No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected, other than for which a waiver has been obtained by the Company; or (iii) subject to Section (d) below, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in (i) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or (ii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this letter agreement.
(c)Issuance of the New Warrant. The issuance of the New Warrant is duly authorized and, upon the execution of this letter agreement by the undersigned, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company, and the shares issuable upon exercise of the New Warrant (the “New Warrant Shares”), when issued in accordance with the terms of the New Warrant, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Warrant Shares in full.
(d)Legends and Transfer Restrictions.

(i)The Existing Warrant Shares, the New Warrant and the New Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Existing Warrant Shares, the New Warrant or the New Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the undersigned or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Existing Warrant Shares, New Warrant and/or New Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this letter agreement. “Affiliate” means any natural person or legal entity (a “Person”) directly or indirectly controlled by, controlling or under common control with, a Holder, but only for so long as such control shall continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means, with respect to a Person, possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests.

(ii)The undersigned agrees to the imprinting, so long as is required by Section (d)(i), of a legend on any of the Existing Warrant Shares, the New Warrant and the New Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Warrant to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this letter agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured New Warrant to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of New Warrant may reasonably request in connection with a pledge or transfer of the New Warrant or New Warrant Shares.

(iii)Certificates evidencing the Existing Warrant Shares and New Warrant Shares shall not contain any legend (including the legend set forth in Section (e)(ii) hereof), (i) following any sale of such shares pursuant to Rule 144, (ii) if such shares are eligible for sale without restriction under Rule 144 (it being understood that the holding period for New Warrant Shares issued upon the Holder’s cashless exercise of the New Warrant shall begin on the date of issuance of the New Warrant), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to its transfer agent (if required by the transfer agent) and the undersigned (if requested by the undersigned) in connection with the removal of the legend hereunder. The Company agrees that following such time as such legend is no longer required under this Section (d), it will, no later than the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Holder to the Company or the Transfer Agent of a certificate representing the Existing Warrant Shares or New Warrant Shares, as applicable, issued with a restrictive legend (such date, the “Legend Removal Date”), deliver or cause to be delivered to the undersigned a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section (d). Certificates for Existing Warrant Shares or New Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent to the undersigned by crediting the account of the undersigned’s prime broker with the Depository Trust Company System as directed by the undersigned. “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate representing Existing Warrant Shares or New Warrant Shares issued with a restrictive legend.
(e)Public Information Failure. At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the New Warrant Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if there is no effective registration statement covering the resale of all of the New Warrant Shares and the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to the undersigned’s other available remedies, the Company shall pay to the undersigned, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the New Warrant Shares, an amount in cash equal to two percent (2.0%) of the aggregate Exercise Price of the undersigned’s New Warrant on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required for the undersigned to transfer the New Warrant Shares pursuant to Rule 144. The payments to which the undersigned shall be entitled pursuant to this Section (f) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day (as defined below) after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit the undersigned’s right to pursue actual damages for the Public Information Failure, and the undersigned shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.
(f)Listing of Common Stock. The Company shall apply to list or quote all of the New Warrant Shares on Nasdaq and promptly secure the listing of all of the New Warrant Shares on Nasdaq.
(g)Registration Statement. As soon as practicable (and in any event within seventy-five (75) calendar days of the date of this letter agreement), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants. The Company shall use commercially reasonable efforts to cause such registration to become effective on or prior to the 90th calendar day after the initial filing date and to keep such registration statement effective at all times until no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof.

Annex B – Form of New Warrant

[attached]